UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 16, 2004

                         WARWICK COMMUNITY BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                000-23293                 06-1497903
          --------                 ---------                 ----------
       (State or other     (Commission File Number)        (IRS Employer
       jurisdiction of                                  Identification Number)
        incorporation)



                 18 Oakland Avenue, Warwick, New York 10990-0591
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 986-2206
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS
              ------------

              On September 16, 2004, Warwick Community Bancorp, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto, and Warwick and Provident Bancorp, Inc. issued a joint press release, a copy of which is attached as Exhibit 99.2 hereto, each of which is incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

(a)           Financial statements of businesses acquired.

                 -  Not Applicable

(b)           Pro forma financial information.

                 -  Not Applicable

(c)           Exhibits.

        99.1  Press Release, dated September 16, 2004

        99.2  Joint Press Release, dated September 16, 2004




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


                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                     WARWICK COMMUNITY BANCORP, INC.


                                     By:    /s/ Fred G. Kowal
                                        ----------------------------------------
                                     Name:  Fred G. Kowal
                                     Title: Chairman and Chief Executive Officer

Date:  September 16, 2004



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


                                  EXHIBIT INDEX

99.1          Press Release, dated September 16, 2004
99.2          Joint Press Release, dated September 16, 2004